SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2003

PROSPERITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2331986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Item 5. Other Events.

On January 16, 2003, Prosperity Bancshares, Inc. (the “Company”) publicly disseminated a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company’s press release dated January 16, 2003.

Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 — Press Release dated January 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.

Dated: January 16, 2003
By     /s/    JAMES D. ROLLINS, III

James D. Rollins, III
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 16, 2003.

2